Exhibit 99.1

Hycroft Provides Project Update

Unveils Refreshed Brand Identity to Reflect Its Evolution

September 21, 2026 – Winnemucca, NV – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), a U.S.-based gold and silver exploration and development company that owns the Hycroft Mine, today provides an update on the technical initiatives underway to advance the mine toward production. The Company also unveils a refreshed brand identity, redesigned website and updated corporate presentation that reflect Hycroft’s transformation and the significant opportunities being advanced across the asset.

The Company is continuing to evaluate multiple potential pathways to unlock shareholder value in the second half of 2026. These efforts are supported by a senior leadership team with extensive operational expertise and a strengthened Board of Directors with substantial experience in mining operations and project development. The updated website, available today at www.hycroftmining.com, provides investors and all stakeholders with enhanced access to information on the Company’s strategy, technical programs, exploration results and corporate developments.

Diane Garrett, Executive Chairman and CEO, commented: “We are progressing underground development planning at Brimstone and Vortex, completing trade-off study results between pressure oxidation and roasting for the broader sulfide resource and assessing the potential restart of heap leach operations. Additionally, we are awaiting two additional core rigs and expect to have them in the fourth quarter to accelerate drilling on Vortex and Brimstone and test other highly prospective targets across the site. Our focus remains on defining the optimal path to production that delivers the highest economic value from the asset to our shareholders.

We have also strengthened our Board and management team with highly experienced mining leaders who bring the operating, technical, financial and strategic capabilities needed to support this next phase of growth and our updated website and corporate materials provide a more effective platform to communicate the progress being made across the asset.”

Technical Update

Assessment of High-Grade Underground Development Potential

The Company is finalizing its internal assessment of potential underground development options for the high-grade Brimstone and Vortex systems. As previously announced, the Company engaged RESPEC Company LLC (“RESPEC”) to evaluate underground mining alternatives and develop a conceptual mine plan. RESPEC is also supporting an assessment of potential locations and configurations for an exploration decline that could provide underground drill access to more effectively and efficiently explore and expand the high-grade systems while also considering its potential integration into a future underground mining operation.

Hatch Ltd. (“Hatch”) has also been engaged to evaluate processing alternatives for recovering silver and gold from a potential underground operation. A metallurgical test program is underway at Hazen Research Inc. (“Hazen”) to further characterize the metallurgical response of the high-grade Brimstone and Vortex material and support this evaluation.

In parallel, the Company will continue the engineering, environmental, and permitting work required to advance the project along the optimal production path.

Metallurgical Test Work on Roasting

The Company has completed the roasting metallurgical test program and is now finalizing a trade-off analysis comparing the economic benefit of both roasting and pressure oxidation. While both processing options are conventional methods, roasting has the potential for an additional revenue stream through the production and sale of sulfuric acid, which is a critical input for lithium, copper, and fertilizer production.

Assessment of a Heap Leach Restart

The Company continues to evaluate the potential to restart heap leach operations at Hycroft. A reverse circulation drill program, initiated in late 2025, further defined the quantity, location and characteristics of oxide and transition material. A metallurgical test program is underway, after which the Company will evaluate the appropriate next steps for advancing the restart opportunity.

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About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in Nevada, a Tier-1 mining jurisdiction. With a long history of heap leach operations, Hycroft is advancing to the next phase of operations for processing sulfide mineralization. In addition, Hycroft is engaged in a robust exploration drill program (2025-2026 Exploration Drill Program) to expand and advance the two new high-grade silver systems Brimstone and Vortex. These discoveries represent a significant value driver for the Hycroft Mine.

For Further Information

Investor Relations:

E: info@hycroftmining.com

P: 775-245-0564

Media:

E: media@hycroftmining.com

P: 775-245-0564

www.hycroftmining.com

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; risks related to obtaining and maintaining necessary permits and regulatory approvals; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

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